UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation)	000-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)		20016 (Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report): Not applicable
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 24, 2007, Fannie Mae (formally, the Federal National Mortgage Association) published summary information regarding its outstanding debt for certain prior quarterly and annual periods on its website, www.fanniemae.com. The summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such document.
Item 7.01. Regulation FD Disclosure.
     On January 19, 2007, Fannie Mae announced that its Board of Directors had declared dividends on the company’s common stock and preferred stock, and approved the redemption of all outstanding shares of the company’s Variable Rate Non-Cumulative Preferred Stock, Series J. The announcement, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference.
     On January 25, 2007, Fannie Mae issued its monthly financial summary release for the month of December 2006. The summary, a copy of which is furnished as Exhibit 99.3 to this report, is incorporated herein by reference.
     The information in this item, including Exhibits 99.2 and 99.3 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such document.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/s/ David C. Hisey
David C. Hisey
Senior Vice President and Controller

Date: January 25, 2007

EXHIBIT INDEX
     The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Summary information on outstanding debt published by Fannie Mae on January 24, 2007

99.2	News release, dated January 19, 2007, regarding common and preferred stock dividends and redemption of Variable Rate Non-Cumulative Preferred Stock, Series J

99.3	Monthly summary release for December 2006 issued by Fannie Mae on January 25, 2007